UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08943

Legg Mason Light Street Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202

Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s annual report for the year ended March 31, 2008.

Total returns for various periods ended March 31, 2008 were:

	Total Returns
	3 Months	12 Months
Classic Valuation Fund:
Primary Class	–7.49%	–10.64%
Institutional Class	–7.22%	–9.76%
S&P 500 Stock Composite IndexA	–9.44%	–5.08%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The figures represent cumulative figures and are not annualized.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2008, are included in this report.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

A

A market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

2	Annual Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 24, 2008

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Classic Valuation Fund

	First Quarter 2008	One Year	Average Annual Total Returns
			Three Years	Five Years	Since InceptionA
Classic Valuation Fund:
Primary Class	–7.49%	–10.64%	+4.65%	+11.89%	+4.50%
Institutional Class	–7.22%	–9.76%	+5.72%	+13.03%	+3.56%
S&P 500 Stock Composite IndexB	–9.44%	–5.08%	+5.85%	+11.32%	+1.32%
Russell 1000 Value IndexC	–8.72%	–9.99%	+6.01%	+13.68%	+5.24%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The stock market’s second half of the fiscal year ending March 31, 2008, was decidedly weak. The positive returns in the market’s first six months were overwhelmed by the ensuing sell-off. The mortgage mess, which spread to most financial institutions, was the main culprit, but broader economic weakness soured the stock market as the fiscal year ended. We will know reasonably soon whether the massive intervention by policy makers succeeded in averting a recession.

The one-year return of the Fund’s Primary Class underperformed the S&P 500 Stock Composite Index. The Fund lost 10.6% in the 12-month period while the benchmark posted a decline of 5.1%. Far and away the biggest boost to the Fund over the year was a strong return for the information technology sector, where we were significantly overweight. Robust appreciation in Nokia Oyj-ADR, International Business

A

The Fund’s Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A market capitalization-weighted index composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.
C	Measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Machines Corp. and Intel Corp. explain much of this sector’s positive contribution. Other notable contributions on the positive side were Wal-Mart Stores Inc. and two energy companies, Transocean Inc. and Arch Coal Inc. Evidence that old friends are not always consistently loyal, two of the biggest drags on performance this year were Comcast Corp. Class A and Toyota Motor Corp. ADR, which were highlighted in last year’s letter for their positive contribution. Further, despite being underweight the very weakest sector, financials, the Fund suffered as a result of the indiscriminate carnage in that area.

Scott Kuensell, CFA

April 24, 2008
DJIA: 12,848.95

Annual Report to Shareholders	5

Expense Example

Legg Mason Classic Valuation Fund

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008. The ending value assumes dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Primary Class:
Actual	$1,000.00	$893.60	$9.23
Hypothetical (5% return before expenses)	1,000.00	1,015.25	9.82
Institutional Class:
Actual	$1,000.00	$902.40	$4.52
Hypothetical (5% return before expenses)	1,000.00	1,020.25	4.80

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.95% and 0.95% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

6	Annual Report to Shareholders

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders	7

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–10.64%	–10.64%
Five Years	+75.34%	+11.89%
Life of Class*	+44.66%	+4.50%

*	Inception date: November 8, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/ individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–9.76%	–9.76%
Five Years	+84.49%	+13.03%
Life of Class*	+26.47%	+3.56%

*	Inception date: July 13, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Institutional Class please visit www.lminstitutio-nalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

Annual Report to Shareholders	9

Portfolio Composition (as of March 31, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2008)

Security	% of Net Assets
Wal-Mart Stores Inc.	5.0%
International Business Machines Corp.	4.5%
Toyota Motor Corp. – ADR	4.1%
Seagate Technology	3.7%
Tidewater Inc.	3.5%
Comcast Corp. – Class A	3.5%
American International Group Inc.	3.3%
ConocoPhillips	2.9%
Southwest Airlines Co.	2.9%
Caterpillar Inc.	2.7%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

10	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceD

Strongest performers for the year ended March 31, 2008E
1. Transocean Inc.	+56.0%
2. Arch Coal Inc.	+42.8%
3. Nokia Oyj – ADR	+42.0%
4. International Business Machines Corp.	+24.0%
5. Caterpillar Inc.	+19.0%
6. The Williams Cos. Inc.	+17.3%
7. Wal-Mart Stores Inc.	+14.4%
8. ConocoPhillips	+13.9%
9. Intel Corp.	+13.0%
10. Alcoa Inc.	+8.4%

Weakest performers for the year ended March 31, 2008E
1. Citigroup Inc.	–56.3%
2. Merrill Lynch and Co. Inc.	–49.1%
3. Wachovia Corp.	–48.1%
4. Conseco Inc.	–41.0%
5. American International Group Inc.	–34.8%
6. Morgan Stanley	–28.9%
7. Comcast Corp. – Class A	–25.2%
8. Bank of America Corp.	–21.5%
9. Toyota Motor Corp. – ADR	–20.5%
10. Bristol-Myers Squibb Co.	–20.1%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Time Warner Inc.	Reliant Energy Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire year.

Annual Report to Shareholders	11

Portfolio of Investments

Legg Mason Classic Valuation Fund

March 31, 2008

	Shares	Value
Common Stocks and Equity Interests — 100.4%

Consumer Discretionary — 11.4%
Automobiles — 4.1%
Toyota Motor Corp. – ADR	28,200	$2,845,098

Media — 5.9%
Comcast Corp. – Class A	125,099	2,419,415
The Walt Disney Co.	22,300	699,774
Time Warner Inc.	68,200	956,164

		4,075,353

Multiline Retail — 1.4%
Kohl’s Corp.	22,600	969,314	A

Consumer Staples — 10.5%
Food and Staples Retailing — 6.7%
Safeway Inc.	41,700	1,223,895
Wal-Mart Stores Inc.	65,200	3,434,736

		4,658,631

Food Products — 3.8%
Del Monte Foods Co.	84,900	809,097
Smithfield Foods Inc.	69,700	1,795,472	A

		2,604,569

Energy — 14.7%
Energy Equipment and Services — 8.2%
Nabors Industries Ltd.	46,200	1,560,174	A
Tidewater Inc.	44,000	2,424,840
Transocean Inc.	12,504	1,690,541	A

		5,675,555

Oil, Gas and Consumable Fuels — 6.5%
Arch Coal Inc.	21,400	930,900
ConocoPhillips	26,644	2,030,539
Exxon Mobil Corp.	13,400	1,133,372
The Williams Cos. Inc.	12,800	422,144

		4,516,955

12	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value
Financials — 23.3%
Capital Markets — 5.2%
Merrill Lynch and Co. Inc.	20,600	$839,244
Morgan Stanley	27,900	1,275,030
The Goldman Sachs Group Inc.	8,900	1,471,971

		3,586,245

Commercial Banks — 2.2%
Fifth Third Bancorp	35,500	742,660
Wachovia Corp.	29,000	783,000

		1,525,660

Consumer Finance — 0.3%
Discover Financial Services	12,900	211,173

Diversified Financial Services — 2.9%
Bank of America Corp.	18,500	701,335
Citigroup Inc.	59,800	1,280,916

		1,982,251

Insurance — 9.8%
Allianz SE — ADR	21,300	418,758
American International Group Inc.	52,300	2,261,975
Aon Corp.	5,200	209,040
Axis Capital Holdings Ltd.	32,100	1,090,758
Conseco Inc.	117,700	1,200,540	A
Marsh and McLennan Cos. Inc.	65,300	1,590,055

		6,771,126

Thrifts and Mortgage Finance — 2.9%
Fannie Mae	48,500	1,276,520
Washington Mutual Inc.	74,700	769,410

		2,045,930

Health Care — 11.0%
Biotechnology — 0.9%
Amgen Inc.	15,400	643,412	A

Health Care Equipment and Supplies — 2.4%
Boston Scientific Corp.	128,700	1,656,369	A

Annual Report to Shareholders	13

	Shares	Value
Health Care — Continued
Health Care Providers and Services — 1.4%
Tenet Healthcare Corp.	169,500	$959,370	A

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	60,900	1,297,170
Johnson and Johnson	23,600	1,530,932
Pfizer Inc.	73,200	1,532,076

		4,360,178

Industrials — 5.6%
Airlines — 2.9%
Southwest Airlines Co.	161,700	2,005,080

Machinery — 2.7%
Caterpillar Inc.	24,100	1,886,789

Information Technology — 16.3%
Communications Equipment — 2.7%
Nokia Oyj – ADR	58,900	1,874,787

Computers and Peripherals — 10.1%
Dell Inc.	64,200	1,278,864	A
International Business Machines Corp.	27,300	3,143,322
Seagate Technology	123,200	2,579,808

		7,001,994

Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials Inc.	50,100	977,451
Intel Corp.	66,200	1,402,116

		2,379,567

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value
Health Care — Continued
Materials — 6.8%
Chemicals — 3.3%
E.I. du Pont de Nemours and Co.	26,800	$1,253,168
The Dow Chemical Co.	28,200	1,039,170

		2,292,338

Metals and Mining — 3.5%
Alcoa Inc.	40,200	1,449,612
Newmont Mining Corp.	21,400	969,420

		2,419,032

Utilities — 0.8%
Independent Power Producers and Energy Traders — 0.8%
Dynegy Inc.	71,222	561,941	A

Total Common Stocks and Equity Interests
(Cost – $72,674,348)		69,508,717

Total Investments — 100.4%
(Cost – $72,674,348)B		69,508,717
Other Assets Less Liabilities — (0.4)%		(270,643)

Net Assets — 100.0%		$69,238,074

A	Non-income producing.
B	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,070,873

Gross unrealized depreciation	(11,970,571)

Net unrealized depreciation	$(3,899,698)

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders	15

Statement of Assets and Liabilities

Legg Mason Classic Valuation Fund

March 31, 2008

Assets:
Investment securities at market value (Cost – $ 72,674,348)		$69,508,717
Receivable for securities sold		512,480
Receivable for fund shares sold		145,558
Dividends receivable		61,306

Total assets		70,228,061
Liabilities:
Payable for fund shares repurchased	$621,345
Accrued management fee	31,073
Accrued distribution and service fees	51,991
Cash overdraft	187,465
Accrued expenses	98,113

Total liabilities		989,987

Net Assets		$69,238,074

Net assets consists of:
Accumulated paid-in-capital		$69,428,017
Accumulated net investment loss		(125,206)
Accumulated net realized gain on investments		3,100,894
Net unrealized depreciation on investments		(3,165,631)

Net Assets		$69,238,074

Net Asset Value Per Share:
Primary Class (5,505,212 shares outstanding)		$11.73

Institutional Class (365,218 shares outstanding)		$12.72

See notes to financial statements.

16	Annual Report to Shareholders

Statement of Operations

Legg Mason Classic Valuation Fund

For the Year Ended March 31, 2008

Investment Income:
Dividends	$1,573,767
Interest	114,664
Less: Foreign taxes withheld	(18,454)

Total income		$1,669,977
Expenses:
Management fees	691,552
Distribution and service fees:
Primary Class	874,527
Audit and legal fees	42,331
Custodian fees	35,227
Directors’ fees and expenses	40,559
Registration fees	32,260
Reports to shareholders	87,788
Transfer agent and shareholder servicing expense:
Primary Class	61,217
Institutional Class	13,452
Other expenses	29,238

	1,908,151
Less: Fees waived	(82,986)
Expenses reimbursed by adviser	(74,669)

Net expenses		1,750,496

Net Investment Loss		(80,519)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	10,430,269
Change in unrealized appreciation/(depreciation) of investments	(19,384,243)

Net Realized and Unrealized Loss on Investments		(8,953,974)

Change in Net Assets Resulting From Operations		$(9,034,493)

See notes to financial statements.

Annual Report to Shareholders	17

Statement of Changes in Net Assets

Legg Mason Classic Valuation Fund

	For the Year Ended March 31, 2008	For the Period Ended March 31, 2007A	For the Year Ended October 31, 2006
Change in Net Assets:
Net investment loss	$(80,519)	$(97,880)	$(264,088)
Net realized gain	10,430,269	4,991,063	6,227,274
Change in unrealized appreciation/depreciation	(19,384,243)	320,770	7,952,220

Change in net assets resulting from operations	(9,034,493)	5,213,953	13,915,406
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(11,445,659)	(6,142,469)	—
Institutional Class	(593,873)	(262,603)	—
Change in net assets from fund share transactions:
Primary Class	(7,426,162)	5,007,907	(420,854)
Institutional Class	1,481,381	330,185	(7,962,883)

Change in net assets	(27,018,806)	4,146,973	5,531,669
Net Assets:
Beginning of year	96,256,880	92,109,907	86,578,238

End of year	$69,238,074	$96,256,880	$92,109,907

Accumulated net investment loss	$(125,206)	$(23,071)	$(21,662)

A	For the period November 1, 2006 to March 31, 2007.

See notes to financial statements.

18	Annual Report to Shareholders

Financial Highlights

Legg Mason Classic Valuation Fund

For a share of each class of capital stock outstanding:

Primary Class:

	Year Ended March 31, 2008		Period Ended March 31, 2007A		Years Ended October 31,
					2006	2005	2004	2003
Net asset value, beginning of year	$15.06		$15.28		$13.11	$11.43	$10.99	$8.42

Investment operations:
Net investment loss	(.02	)B	(.02	)B	(.06)	(.04)	(.09)	(.02)
Net realized and unrealized gain/(loss)	(1.35)		.88		2.23	1.72	.53	2.59

Total from investment operations	(1.37)		.86		2.17	1.68	.44	2.57

Distributions from:
Net realized gain on investments	(1.96)		(1.08)		—	—	—	—

Total distributions	(1.96)		(1.08)		—	—	—	—

Net asset value, end of year	$11.73		$15.06		$15.28	$13.11	$11.43	$10.99

Total return	(10.64)%		5.68	%C	16.55%	14.70%	4.00%	30.52%
Ratios to Average Net Assets:D
Total expenses	2.11%		2.17	%E	2.17%	2.13%	2.08%	2.20%
Expenses net of waivers, if any	1.95%		1.95	%E	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.95%		1.95	%E	1.95%	1.95%	1.95%	1.95%
Net investment loss	(.14)%		(.29	)%E	(.41)%	(.28)%	(.76)%	(.23)%
Supplemental Data:
Portfolio turnover rate	39.1%		14.9	%C	18.2%	46.7%	42.2%	64.3%
Net assets, end of year (in thousands)	$64,593		$91,974		$88,135	$76,061	$86,920	$69,732

A	For the period November 1, 2006 to March 31, 2007.
B	Computed using average daily shares outstanding.
C	Not annualized.
D

Total expenses reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders	19

Institutional Class:

	Year Ended March 31, 2008		Period Ended March 31, 2007A		Years Ended October 31,
					2006	2005	2004	2003
Net asset value, beginning of year	$16.02		$16.12		$13.68	$11.82	$11.25	$8.52

Investment operations:
Net investment income	.13	B	.05	B	.28	.06	.02	.02
Net realized and unrealized gain/(loss)	(1.47)		.93		2.16	1.80	.55	2.71

Total from investment operations	(1.34)		.98		2.44	1.86	.57	2.73

Distributions from:
Net realized gain on investments	(1.96)		(1.08)		—	—	—	—

Total distributions	(1.96)		(1.08)		—	—	—	—

Net asset value, end of year	$12.72		$16.02		$16.12	$13.68	$11.82	$11.25

Total return	(9.76)%		6.15	%C	17.84%	15.74%	5.07%	32.04%
Ratios to Average Net Assets:D
Total expenses	1.32%		1.41	%E	1.09%	1.06%	1.02%	1.18%
Expenses net of waivers, if any	.95%		.95	%E	.95%	.95%	.95%	.96%
Expenses net of all reductions	.95%		.95	%E	.95%	.95%	.95%	.96%
Net investment income	.87%		.70	%E	.65%	.62%	.20%	.56%
Supplemental Data:
Portfolio turnover rate	39.1%		14.9	%C	18.2%	46.7%	42.2%	64.3%
Net assets, end of year (in thousands)	$4,645		$4,283		$3,975	$10,517	$4,705	$1,538

See notes to financial statements.

20	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Classic Valuation Fund

1. Organization and Significant Accounting Policies:

The Legg Mason Light Street Trust, Inc. (“Corporation”), consisting of the Classic Valuation Fund (“Classic Valuation” or “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund offers two classes of shares: Primary Class and Institutional Class. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares. Transfer agent and shareholder servicing expenses are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to the Fund are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of fair valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2008, there were no fair valued securities in the Fund.

Annual Report to Shareholders	21

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2008, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$ 35,113,150	$49,900,611

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the debt obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

22	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made to the extent necessary, in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Annual Report to Shareholders	23

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gains	Paid-In-Capital
(a)	$(36,011)	—	$36,011
(b)	14,395	$(14,395)	—

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

Distributions to Shareholders:

The tax character of distributions paid during the periods ended March 31, were as follows:

	2008	2007	For the Year Ended October 31, 2006
Distributions paid from:
Net Long-term Capital Gains	$12,039,532	$6,405,072	$0

24	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

Accumulated Earnings on a Tax Basis:

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$599,016
Undistributed long-term capital gains — net	3,235,945

Total undistributed earnings	$3,834,961
Other book/tax temporary differences	$(125,206	)(a)
Unrealized appreciation/(depreciation)	(3,899,698	)(b)

Total accumulated earnings/(losses) — net	$(189,943)

(a)	Other book/tax temporary differences are attributable primarily to differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of March 31, 2008, the aggregate cost of investments for federal income tax purposes was $73,408,415.

3. Transactions With Affiliates:

The Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). For its services to the Fund, LMFA receives a management fee, calculated daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fee	Asset Breakpoint
0.75%	up to $1 billion
0.65%	in excess of $1 billion

Under the terms of a fee waiver and expense cap agreement, LMFA has agreed, until July 31, 2008, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of taxes, interest, brokerage and extraordinary expense), exceed during that month the annual rates of 1.95% for the Primary Class and 0.95% for the Institutional Class. Thereafter, the Fund is required to reimburse LMFA for such expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund’s ratio of expenses to average net assets to exceed the expense limit. For the year ended March 31, 2008 LMFA waived and/or reimbursed fees in the amount of $157,655.

Annual Report to Shareholders	25

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Brandywine Global a fee computed daily and payable monthly, at an annual rate of 60% of the fee LMFA receives from the Fund. Fees paid to Brandywine Global are net of any waivers.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor. LMIS receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.75%	0.25%

Under the fee waiver and expense cap agreement, any amounts of management or distribution and service fees waived or reimbursed in a particular fiscal year may be subject to repayment by the Fund to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limit imposed by LMFA at that time. Pursuant to this agreement, at March 31, 2008, management and distribution and service fee waivers or reimbursements in the amount of $519,640 remain subject to repayment by the Fund.

LM Fund Services, Inc. (“LMFS”), a registered transfer agent, had an agreement with the Fund’s transfer agent pursuant to which LMFS received payments from the Fund’s transfer agent with respect to accounts where third parties provided certain services to the Fund. These payments were used to offset the Fund’s expenses for such services. These payments totaled $5,453 for the year ended March 31, 2008. The agreement was terminated effective August 1, 2007 and LMFS no longer receives payments from the Fund’s transfer agent.

LMFA, LMIS, Brandywine Global and LMFS are wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

26	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

4. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the fiscal year ended March 31, 2008.

5. Fund Share Transactions:

At March 31, 2008, there were 100,000,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of the Fund. Share transactions were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007A
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	774,057	$11,170,035	492,582	$7,527,106
Shares issued on reinvestment	802,108	11,085,098	401,078	5,968,041
Shares repurchased	(2,176,269)	(29,681,295)	(555,992)	(8,487,240)

Net Increase/(Decrease)	(600,104)	$(7,426,162)	337,668	$5,007,907

Institutional Class
Shares sold	155,420	$2,251,995	19,858	$322,350
Shares issued on reinvestment	40,472	593,874	16,642	262,603
Shares repurchased	(98,049)	(1,364,488)	(15,719)	(254,768)

Net Increase	97,843	$1,481,381	20,781	$330,185

A	For the period November 1, 2006 to March 31, 2007.

Annual Report to Shareholders	27

	Year Ended October 31, 2006
	Shares	Amount
Primary Class
Shares sold	1,102,506	$15,804,538
Shares issued on reinvestment	—	—
Shares repurchased	(1,137,509)	(16,225,423)

Net Increase/(Decrease)	(35,003)	$(420,885)

Institutional Class
Shares sold	245,262	3,643,918
Shares issued on reinvestment	—	—
Shares repurchased	(767,209)	(11,607,414)

Net Increase/(Decrease)	(521,947)	$(7,963,496)

6. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective April 1, 2007, the fund adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption.

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

28	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal year and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

The Fund’s investment policies do not permit the Fund to engage in derivative transactions. Unless the Fund begins engaging in derivative transactions, FAS 161 will have no impact on the Fund’s disclosures.

Annual Report to Shareholders	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Light Street Trust, Inc. and Shareholders of Classic Valuation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Classic Valuation Fund (comprising the Legg Mason Light Street Trust, Inc., the “Fund”) at March 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
May 27, 2008

30	Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2008:

Record Date:	6/20/2007	12/19/2007
Payable Date:	6/22/2007	12/21/2007

Long-Term Capital Gain Dividend	$0.779700	$1.183600

Please retain this information for your records.

Annual Report to Shareholders	31

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary c/o Legal and Compliance Department, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979- 1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1993	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

32	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) (1999- 2008) and of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

INTERESTED DIRECTORSC:

Curley Jr., John F. (1939) Chairman and Director	Since 1993	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982- 1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Annual Report to Shareholders	33

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Fetting, Mark R. (1954) President and Director	President and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	President, CEO and Director of Legg Mason, Inc. since 2008. Formerly: Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000- 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS D:

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003- present), and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

34	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Funds are elected annually to serve until their successors are elected and qualified. Directors of the Funds serve a term of indefinite length until their resignation, retirement in accordance with the Board’s retirement policy, or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current or former employment with the Fund’s investment adviser or its affiliated entitie (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Funds are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders	35

Board Consideration of Legg Mason Classic Valuation Fund’s Investment Advisory Agreement and Management Agreement

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Light Street Trust, Inc., on behalf of Legg Mason Classic Valuation Fund (“Classic Valuation”), and the Investment Advisory Agreement between the Manager and Brandywine Global Investment Management, LLC (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Classic Valuation and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Classic Valuation. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Classic Valuation and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Classic Valuation requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Classic Valuation or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing

36	Annual Report to Shareholders

Board Consideration of Legg Mason Classic Valuation Fund’s Investment Advisory Agreement and Management Agreement — Continued

performance, the Board compared Classic Valuation’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted Classic Valuation’s performance record and the measures that the Manager and the Adviser were taking in an effort to achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to Classic Valuation, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Classic Valuation. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Classic Valuation and profitability for the Manager and its affiliates from their overall association with Classic Valuation. The Board reviewed information about the advisory fee schedule and overall expense ratio of Classic Valuation and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to Classic Valuation were shared with Classic Valuation, the Board noted that Classic Valuation’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and the Manager’s contractual agreement to waive fees for Classic Valuation. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Classic Valuation.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Classic Valuation.

Notes

Notes

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS P.O. Box 55214	c/o BFDS P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-233/A (05/08) TN08-2139

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Light Street Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year End March 31, 2007 – $20,100

Fiscal Year End March 31, 2008 – $20,500

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year End March 31, 2007 – $1,100

Fiscal Year End March 31, 2008 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year End March 31, 2007 – $953,316

Fiscal Year End March 31, 2008 – $1,249,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Light Street Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Light Street Trust, Inc.
Date: June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Light Street Trust, Inc.
Date: June 5, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Light Street Trust, Inc.
Date: June 5, 2008